PROSPECTUS

February 27, 2026

As supplemented July 30, 2026

TrueShares Seasonality Laddered Buffered ETF (ONEZ)
Principal U.S. Listing Exchange: (Cboe BZX Exchange, Inc.)

a series of Elevation Series Trust

This Prospectus provides important information about TRUESHARES SEASONALITY LADDERED BUFFERED ETF that you should know before investing. Please read it carefully and keep it for future reference.

THE U.S. SECURITIES AND EXCHANGE COMMISSION (“SEC”) HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SUMMARY—TRUESHARES SEASONALITY LADDERED BUFFERED ETF

Investment Objective

The investment objective of TrueShares Seasonality Laddered Buffered ETF (the “Fund”) is capital appreciation with the potential for lower volatility relative to the broader U.S. large cap equity market.

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.19%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Acquired Fund Fees and Expenses[1]	0.77%
Total Annual Fund Operating Expenses	0.96%

[1]	Acquired Fund Fees and Expenses (“AFFE”), which are estimated for the Fund’s initial fiscal year, are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$98	$306	$531	$1,177

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal year ended October 31, 2025, the Fund’s portfolio turnover rate was 136% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by using a fund-of-funds approach. The Fund’s investment adviser, TrueMark Investments, LLC, invests in a portfolio of ETFs with returns (before fees and expenses) linked to a broad-based securities market price index representing 500 U.S. predominantly large capitalization companies (the “Index”) and ETFs with an investment strategy significantly exposed to securities or indexes that are representative of U.S. large capitalization companies. The Fund defines large-capitalization companies as those with market capitalizations above $10 billion at the time of investment. As of November 29, 2024, a significant portion of the Index is represented by securities of companies in the technology sector. The components of the Index are likely to change over time. The Index-linked ETFs employ a buffered strategy and the other ETFs employ a general hedging strategy.

Buffered refers to a strategy that uses options to seek to mitigate losses. The Buffered ETFs (defined below) selected by the adviser employ a “buffer protect” options strategy that uses options on the Index or an ETF that seeks to track the performance of the Index to seek to achieve exposure to the upside performance of the Index over a 12-month period (an “Investment Period”) (before fees and expenses) while seeking to protect against the first 8% to 12% of Index losses (before fees and expenses) over the duration of the Investment Period. However, the Buffered ETFs will bear all Index losses exceeding their respective buffer. The buffer is designed to provide the stated protection only if shares of a Buffered ETF are purchased on the first day of an Investment Period (an “Initial Investment Day”) and held until the last day of the Investment Period. The Buffered ETFs’ performance during an Investment Period may not provide the protection of the buffer. At the conclusion of each one-year Investment Period, a new one-year Investment Period begins and the buffer is reset. Due to the fees and expenses of the Buffered ETFs, and partially due to the cost of the options used by the Buffered ETFs, a Buffered ETF’s performance is expected to be less than that of the Index, and could be substantially less. Each Buffered ETF also invests in U.S. Treasury bills or money market funds that invest in U.S. Treasury bills, which contributes income and partial principal protection to each Buffered ETF’s return profile. Unlike the Buffered ETFs, the Fund itself does not pursue a buffered strategy. The buffer is only provided by the Buffered ETFs and the Fund itself does not provide any stated buffer against losses.

Laddered in the Fund’s name refers to the adviser’s selection of a portfolio of the Buffered ETFs that, in total, represent a reset in each of the 12 months, January through December. The adviser believes this time ladder approach will help reduce the risk of single-month unfavorable outcomes. It creates diversification of investment time periods compared to the risk of acquiring or disposing of any one Buffered ETF at any one time, which mitigates the risk of failing to benefit from the buffer of a single Buffered ETF due to the timing of investment in such Buffered ETF. Depending on when the Fund acquires shares of a Buffered ETF, even with a laddered approach, the buffer of a Buffered ETF may be exhausted and the Fund may receive no benefit from the buffer unless the Fund acquires shares of the Buffered ETF on an Initial Investment Day. The Fund does not typically buy shares on the Initial Investment Day nor sell shares at the end of an Investment Period. Because of the timing of the Fund’s purchases and sales of the Buffered ETFs, the Fund will likely not receive the full benefit of the Buffered ETFs’ buffers.

The hedging ETFs, including the TrueShares Quarterly Bull Hedge ETF (the “Bull ETF”), the TrueShares Quarterly Bear Hedge ETF (the “Bear ETF”), and TrueShares Equity Hedge ETF (the “Equity Hedge ETF”) selected by the adviser employ general hedging strategies to protect against market losses. Specifically, the Hedged ETFs invest in fixed-income securities and options and/or swaps to mitigate the risk posed by a decline in U.S. equity markets while maintaining the potential to create positive returns in the event of a rise or decline in U.S. equity markets. Each Hedged ETF seeks to achieve its goals by investing substantially all its assets in a portfolio of high quality fixed-income income debt securities combined with an investment in call or put options on securities or indexes that are representative of U.S. large capitalization companies. The Hedge ETFs may obtain exposure their options strategy through a total return swap. The Bull ETF and the Bear ETF are designed to provide protection of at least 98% of principal on a quarter-to-quarter basis, whereas the Equity Hedge ETF is not designed to provide a specified level of protection. The Hedged ETFs and Buffered ETFs are each an “Underlying ETF.”

The adviser adjusts the Fund’s portfolio monthly based upon its proprietary historical seasonality ratings scale, which incorporates the historical monthly performance tendencies of U.S. large cap equities beginning in 1927. This rating scale assigns each month an expected performance rank from 1 to 12. Based on a month’s expected performance, the adviser will adjust the Fund’s portfolio among the 14 constituent Underlying ETFs. The adviser considers the amount of equity upside each Underlying ETF is expected to capture in an attempt to optimize the expected gains of the Fund’s portfolio as a whole. For example, an Underlying ETF that had its buffer set when U.S. large cap equity prices were higher, would tend to rise less than U.S. large cap equity prices in general. That is, it would have less than one-for-one “upside sensitivity” to U.S. large cap equity prices. Each month, the adviser evaluates the upside sensitivity of each Underlying ETF and maximizes exposure for months with the highest expected performance rank, subject to certain minimum and maximum limits on each Underlying ETF. The Fund invests between 4.0% and 12.5% in each Buffered ETF and between 2.5% and 11.25% in each Hedged ETF. The Fund intends only to acquire shares of Underlying ETFs in the secondary market.

The adviser believes that the Fund’s link to the Index will support the capital appreciation aspect of the Fund’s investment objective in rising markets, while the buffered and hedged dimension will support the lower volatility aspect of the Fund’s investment objective.

The buffered ETFs in which the Fund typically invests are the TrueShares Structured Outcome (January) ETF, TrueShares Structured Outcome (February) ETF, TrueShares Structured Outcome (March) ETF, TrueShares Structured Outcome (April) ETF, TrueShares Structured Outcome (May) ETF, TrueShares Structured Outcome (June) ETF, TrueShares Structured Outcome (July) ETF, TrueShares Structured Outcome (August) ETF, TrueShares Structured Outcome (September) ETF, TrueShares Structured Outcome (October) ETF, TrueShares Structured Outcome (November) ETF, and TrueShares Structured Outcome (December) ETF (each a “Buffered ETF” and collectively, the “Buffered ETFs”). The hedging ETFs in which the Fund typically invests are the Bull ETF, the Bear ETF, and the Equity Hedge ETF (collectively, the “Hedged ETFs”). The adviser to the Fund also serves as the investment adviser to the Buffered ETFs and Hedged ETFs. The Fund may invest in other ETFs advised by the adviser that employ investment strategies similar to those of the Buffered ETFs and/or Hedged ETFs.

The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940, as amended, which means that the Fund may invest a higher percentage of its assets in a fewer number of issuers than is permissible for a “diversified” fund.

The Fund may engage in frequent trading of the Underlying ETFs’ shares.

Principal Risks of Investing in the Fund

The principal risks of investing in the Fund are summarized below. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objective. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund.”

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Active Management Risk. The adviser’s judgments about an investment may prove to be incorrect or fail to have the intended results, which could adversely impact the Fund’s performance. Allocations among Buffered ETFs and Hedged ETFs may not produce capital appreciation or lower volatility; and may not be effective in protecting against loss.

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Buffered Loss Risk. There can be no guarantee that a Buffered ETF will be successful in its strategy to provide buffer protection against Index losses if the Index decreases over the Investment Period by 8% to 12% or less. If the Index decreases over an Investment Period by more than 8% to 12%, the Fund may lose its entire investment in the Buffered ETF. Each Buffered ETF’s strategy seeks to deliver returns that track the Index (but will be less than that of the Index due to the Buffered ETFs’ operating expenses as reflected in the fee table, and partially due to the cost of the options used by a Buffered ETF), while limiting downside losses, if shares of the Buffered ETF are bought on its Initial Investment Day and held for the duration of the Investment Period. In the event the Fund purchases shares of the Buffer ETF after the Initial Investment Day or sells shares prior to the end of the Investment Period, the buffer that the Buffered ETF seeks to provide may not be available. A Buffered ETF does not provide full protection of principal and is only designed to protect against declines of less than 8% to 12% in the value of the Index. The Fund may experience significant losses on its investment, including the loss of its entire investment.

●	Purchase and Sale Timing Risk. The Buffered ETFs are designed to protect against the first 8% to 12% decline (before fees and expenses and the small effect of the cost of the options) in the value of the Index and provide for participation in any gains (before fees and expenses and the small effect of the cost of the options) of the Index for an Investment Period. Because the options purchased and written by a Buffered ETF will expire on the next Initial Investment Day, if the Fund purchases or sell shares of a Buffered ETF on a date other than an Initial Investment Day or if the Fund holds shares for more or less than the duration of an Investment Period, the value of the Fund’s investment may not be protected against the first 8% to 12% (before fees and expenses and the small effect of the cost of the options) of Index losses and may not participate in any gain in the value of the Index. If the Fund purchases Buffered ETF shares during an Investment Period at a time when the Buffered ETF has decreased in value by 12% or more (before fees and expenses and the small effect of the cost of the options) from the value of the Buffered ETF on the Initial Investment Day, the Fund’s buffer with respect to that investment will essentially be zero (meaning the Fund can lose its entire investment). The value of the options purchased and written by a Buffered ETF is dependent on, among other factors, the value, implied volatility, and implied dividend rate of the Index and interest rates, any or all of which may vary, sometimes significantly, during the period from the most recent Initial Investment Day to the next Initial Investment Day. Consequently, the value of the Buffered ETF may not directly track changes in the value of the Index in between Initial Investment Days.

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FLEX Options Risk. The Underlying ETFs invest in FLEX Options issued and guaranteed for settlement by the OCC. The Underlying ETFs bear the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts. In the unlikely event that the OCC cannot meet its obligations, the Fund could suffer significant losses. Additionally, FLEX Options may be more illiquid than other securities, including traditional options. To the extent that the FLEX options may not be expected to experience regular trading, the FLEX options held by the Underlying ETFs may be valued based on a price quotation or other equivalent indication of value supplied by a pricing service, rather than based on a price last traded on an exchange. In less liquid markets for FLEX options, the Underlying ETFs may have difficulty entering into or closing out certain positions at designated times and/or prices. To the extent market participants are not willing or able to enter into FLEX option transactions with the Underlying ETFs at prices that reflect the market price of the shares, the Underlying ETF’s NAV and, in turn the share price of the Underlying ETF, could suffer significant losses. As a FLEX option approaches its predetermined expiration date, its value typically moves in parallel with the value of its underlying reference asset. However, prior to such date, the value of the FLEX options may not increase or decrease at the same rate as the reference asset’s share price on a day-to-day basis. The value of the underlying FLEX options will be affected by many market factors, such as changes in the reference asset’s share price, interest rates, the volatility of the reference asset, and the remaining time to until the FLEX options expire.

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Options Risk. Buying and selling (writing) options are speculative activities and entail greater than ordinary investment risks. As the buyer of a call option, an Underlying ETF risks losing the entire premium invested in the option if the Underlying ETF does not exercise the option. As the seller of a put option, the Underlying ETF will lose money if the value of the reference index or security falls below the strike price and the buyer exercise the option; however, such loss will be partially offset by any premium received from the sale of the option.

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Derivatives Risk. Options and swaps are a derivative investment. The Underlying ETFs’ use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) the risk of mispricing or improper valuation; and (iii) the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset or index. Derivative prices may be highly volatile at times and may fluctuate substantially during a short period of time.

●	Non-Diversification Risk. Because the Fund is non-diversified and may invest a greater portion of its assets in fewer issuers than a diversified fund, changes in the market value of a single portfolio holding could cause greater fluctuations in the Fund’s share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a single portfolio holding or a relatively small number of portfolio holdings to have a greater impact on the Fund’s performance.

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Underlying Funds Risk. The Fund, as a shareholder of the Underlying ETFs, indirectly bears its proportionate share of any investment management fees and other expenses of the Underlying ETFs. Further, due to the fees and expenses paid by the Fund, as well as variations in the Fund’s actual allocations to the Underlying ETFs, the performance and income distributions of the Fund will not be the same as the performance and income distributions of the Underlying ETFs.

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Sector Concentration Risk. The Underlying ETFs may focus their investments in securities of a particular sector or group of sectors. Economic, legislative or regulatory developments may occur that significantly affect such sector or group of sectors. This may cause the Underlying ETFs, and thereby the Fund’s, net asset value to fluctuate more than that of a fund that does not focus in a particular sector or group of sectors. The Underlying ETFs, and thereby the Fund, have significant exposure to the technology sector. Technology companies face intense competition and potentially rapid product obsolescence. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.

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Counterparty Risk. The Equity Hedge ETF invests in total return swaps with counterparties that are privately negotiated in the over-the-counter market. Counterparty risk is the risk that a counterparty (the other party to a transaction or an agreement or the party with whom the Equity Hedge ETF executes transactions) to a transaction with the Equity Hedge ETF may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. These swap contracts involve exposure to credit risk because contract performance depends, in part, on the financial condition of the counterparty. If the creditworthiness of the counterparty declines, the Equity Hedge ETF may not receive payments owed under the contract, or such payments may be delayed and the value of agreements with the counterparty can be expected to decline, potentially resulting in losses to the Equity Hedge ETF and the Fund. The Equity Hedge ETF may have substantial exposure to a single counterparty, which could result in the Equity Hedge ETF being more susceptible to the single counterparty’s ability to perform its obligations and/or to regulatory or economic occurrence affecting the counterparty.

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Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent the Fund from buying or selling certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.

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Equity Market Risk. The Underlying ETFs invest in options on the Index or ETFs with an investment strategy significantly exposed to the performance of the Index, which are made up of common stocks. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including: expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic, public health, and banking crises. If you held common stock, or common stock equivalents, of any given issuer, you would generally be exposed to greater risk than if you held preferred stocks and debt obligations of the issuer because common stockholders, or holders of equivalent interests, generally have inferior rights to receive payments from issuers in comparison with the rights of preferred stockholders, bondholders, and other creditors of such issuers.

●	ETF Structure Risks. The Fund and the Underlying ETFs are ETFs, and, as a result of an ETF’s structure, the Fund and the Underlying ETFs are exposed to the following risks (for purposes of this risk factor, all references to “Fund” include the Fund and the Underlying ETFs):

○	Authorized Participants ("APs"), Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

○	Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

○	Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

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Trading. Although Shares are listed for trading on Cboe BZX Exchange, Inc. (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares, and this could lead to differences between the market price of the Shares and the underlying value of those Shares.

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Fixed Income Securities Risk. When an Underlying ETF invests in fixed income securities, the value of the Fund’s investment in the Underlying ETF will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Underlying ETF. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by the Underlying ETF later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Underlying ETF, possibly causing the Underlying ETF’s, and thereby the Fund’s, share price and total return to be reduced and fluctuate more than other types of investments.

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Large-Capitalization Investing Risk. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

●	Limited History Risk. The Fund has a limited history of operations for investors to evaluate. Investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategies, may be unable to implement certain of its investment strategies or may fail to attract sufficient assets, any of which could result in the Fund being liquidated and terminated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such a liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.

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Options Tax Risk. An Underlying ETF’s investments in offsetting positions with respect to the Index may be considered “straddles” for U.S. federal income tax purposes. If positions held by an Underlying ETF were treated as “straddles” for federal income tax purposes, or the Underlying ETF’s risk of loss with respect to a position was otherwise diminished as set forth in Treasury regulations, dividends on stocks that are a part of such positions would not constitute qualified dividend income subject to such favorable income tax treatment. In addition, generally, straddles are subject to certain rules that may affect the amount, character and timing of the Underlying ETF’s gains and losses with respect to straddle positions.

●	Swap Risk. Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Equity Hedge ETF’s losses, and thereby the Fund’s losses.

●	Turnover Rate Risk. The Fund may have portfolio turnover rates significantly in excess of 100%. Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

●	U.S. Government Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government.

Performance

As of the date of this Prospectus, the Fund has not yet completed operations for a full calendar year and therefore does not report its performance information. Once available, the Fund’s performance information will be accessible on the Fund’s website at www.True-Shares.com (the website does not form a part of this prospectus) and will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance and by showing how the Fund’s returns compare with those of a broad measure of market performance. Past performance may not indicate future results.

Management

Adviser:	TrueMark Investments, LLC

Portfolio Manager:	Jeffrey Feldman, Portfolio Manager of TrueMark Investments, LLC and Quantitative Risk Manager of RiverNorth Capital Management, LLC, has served the Fund as portfolio manager since it commenced operations in January 2025.

Purchase and Sale of Shares

Shares are listed on the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities and/ or a designated amount of U.S. cash.

Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information about the Fund, including its NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.True-Shares.com.

Tax Information

Fund distributions are generally taxable as ordinary income or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

Additional Information About the Fund

Additional Information About the Fund’s Investment Objective. The investment objective of TrueShares Seasonality Laddered Buffered ETF (the “Fund”) is capital appreciation with the potential for lower volatility relative to the broader U.S. large cap equity market.

The Fund’s investment objective may be changed by the Board of Trustees upon written notice to shareholders.

Additional Information About the Fund’s Investment Strategies.

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by using a fund-of-funds approach. The Fund’s investment adviser, TrueMark Investments, LLC, invests in a portfolio of ETFs with returns (before fees and expenses) linked to a broad-based securities market price index representing 500 U.S. predominately large capitalization companies (the “Index”) and ETFs with an investment strategy significantly exposed to securities or indexes that are representative of U.S. large capitalization companies. As of November 29, 2024, a significant portion of the Index is represented by securities of companies in the technology sector. The components of the Index are likely to change over time. The Index-linked ETFs employ a buffered strategy and the other ETFs employ a general hedging strategy.

Buffered refers to a strategy that uses options to seek to mitigate losses. The buffered ETFs in which the Fund typically invests are the TrueShares Structured Outcome ETFs (the “Buffered ETFs”). The Buffered ETFs selected by the adviser are each designed to partially protect against the first 8% to 12% of Index losses over a 12-month period (an “Investment Period”) (before fees and expenses and the small effect of the cost of the options). However, the Buffered ETFs do not protect against losses larger than 8% to 12% and will bear all Index losses exceeding the buffer. The other ETFs selected by the adviser employ a more general hedging strategy to protect against market losses. These hedging ETFs are the TrueShares Quarterly Bull Hedge ETF (the “Bull ETF”), TrueShares Quarterly Bear Hedge ETF (the “Bear ETF”), and TrueShares Equity Hedge ETF (the “Equity Hedge ETF”) (collectively, the “Hedged ETFs”). The adviser also serves as the investment adviser to the Buffered ETFs and Hedged ETFs (collectively, the “Underlying ETFs”).

The adviser believes that the Fund’s link to the Index will support the capital appreciation aspect of the Fund’s investment objective in rising markets, while the buffered and hedged dimension will support the lower volatility aspect of the Fund’s investment objective.

Laddered in the Fund’s name refers to the adviser’s selection of a portfolio of the Buffered ETFs that, in total, represent a reset in each of the 12 months, January through December. The adviser believes this time ladder approach will help reduce the risk of single-month unfavorable outcomes. It creates diversification of investment time periods compared to the risk of acquiring or disposing of any one Buffered ETF at any one time, which mitigates the risk of failing to benefit from the buffer of a single Buffered ETF due to the timing of investment in such Buffered ETF. Depending on when the Fund acquires shares of a Buffered ETF, even with a laddered approach, the buffer of a Buffered ETF may be exhausted, and the Fund may receive no benefit from the buffer unless the Fund acquires shares of the Buffered ETF on an Initial Investment Day. The Fund does not typically buy shares on the Initial Investment Day nor sell shares at the end of an Investment Period. Because of the timing of the Fund’s purchases and sales of the Buffered ETFs, the Fund will likely not receive the full benefit of the Buffered ETFs’ buffers.

The adviser adjusts the Fund’s portfolio monthly based upon its proprietary historical seasonality ratings scale, which incorporates the historical monthly performance tendencies of U.S. large cap equities beginning in 1927. This rating scale assigns each month an expected performance rank from 1 to 12. Based on a month’s expected performance, the adviser will adjust the Fund’s portfolio among the 14 constituent Underlying ETFs. The adviser also considers the amount of equity upside each Underlying ETF is expected to capture in an attempt to optimize the expected gains of the Fund’s portfolio as a whole. For example, an Underlying ETF that had its buffer set when U.S. large cap equity prices were higher, would tend to rise less than U.S. large cap equity prices in general. That is, it would have less than one-for-one “upside sensitivity” to U.S. large cap equity prices. Each month, the adviser evaluates the upside sensitivity of each Underlying ETF and maximizes exposure for months with the highest expected performance rank, subject to certain minimum and maximum limits on each Underlying ETF. The Fund invests between 4.0% and 12.5% in each Buffered ETF and between 2.5% and 11.25% in each Hedged ETF. The Fund intends only to acquire shares of Underlying ETFs in the secondary market. The Fund intends only to acquire shares of Underlying ETFs in the secondary market.

Buffered ETFs

The Buffered ETFs employ a “buffer protect” options strategy that uses options to seek to achieve exposure to the upside performance of the Index over an Investment Period (before fees and expenses and the small effect of the cost of the options) while seeking to protect against the first 8% to 12% of Index losses (before fees and expenses and the small effect of the cost of the options) over the duration of the Investment Period. The first day of an Investment Period is referred to as the “Initial Investment Day.”

The Buffered ETFs purchase call options and sell (i.e. write) put options on the Index or an ETF that seeks to track the performance of the Index (each, an “Index ETF”) on each Initial Investment Day with an expiration on the next Initial Investment Day. An option gives the purchaser of the option the right to purchase (for a call option) or sell (for a put option) the reference asset (or deliver cash equal to the value of the reference asset) at a specified price (“strike price”). In the event the reference asset declines in value, the value of a put option generally will increase and the value of a call option generally will decrease and may become worthless. In the event the reference asset appreciates in value, the value of a put option generally will decrease and become worthless and the value of a call option generally will increase.

On each Initial Investment Day, a Buffered ETF will sell (i.e. write) put options on the Index or an Index ETF with a strike price that is within a range of approximately 8% to 12% lower than the value of the Index or market price of an Index ETF.

Due to the fees and expenses of the Buffered ETFs, the correlation of a Buffered ETF’s performance is expected to be less than that of the Index , and could be substantially less. This means that if the Index experiences gains for an Investment Period, a Buffered ETF will not realize gains to the same extent.

Each Buffered ETF’s strategy also seeks to provide partial protection to investors from up to 8% to 12% of Index losses over an Investment Period (before fees and expenses and the small effect of the cost of the options). Each Buffered ETF sells puts on the Index or an Index ETF to create the buffer range. However, not all puts generate the same premium relative to the downside exposure of a Buffered ETF. Each Buffered ETF is not designed to protect against losses of more than 8% to 12% of the Index, and there can be no guarantee that a Buffered ETF will be successful in implementing the buffer protect options strategy to partially protect against the first 8% to 12% of Index losses. The Buffered ETFs will bear all Index losses exceeding their respective buffer. The buffer is designed to provide the stated protection only if shares a Buffered ETF are purchased on an Initial Investment Day and held until the last day of that Investment Period. The Buffered ETFs’ performance during an Investment Period may not provide the protection of the buffer. At the conclusion of each one-year Investment Period, a new one-year Investment Period begins, and the buffer is reset. Unlike the Buffered ETFs, the Fund itself does not pursue a buffered strategy. The buffer is only provided by the Buffered ETFs and the Fund itself does not provide any stated buffer against losses.

Each Buffered ETF invests in either standardized exchange-listed options or in exchange-traded FLexible EXchange Options® (“FLEX Options”). FLEX Options are customized exchange-traded option contracts available through the Chicago Board Option Exchange (“Cboe”) that are guaranteed for settlement by The Options Clearing Corporation (“OCC”). FLEX Options provide investors with the ability to customize exercise prices, exercise styles, and expiration dates, while achieving price discovery in competitive, transparent, auction markets and avoiding the counterparty exposure of over-the-counter (“OTC”) options positions. The Buffered ETFs invest in European-style FLEX Options (i.e., they can only be exercised at the expiration date of the option) based on the performance of the Index or an Index ETF and which have an expiration date that is the last day of the Investment Period only. In general, each Buffered ETF intends to invest to the greatest extent possible in FLEX Options, as these options provide the best combination of OCC guarantees, price discovery, customization, and European-style settlement that is ideal for the Buffered ETF. However, the Buffered ETFs may use listed options to provide an additional source of desired market exposure. Each Buffered ETF also invests in U.S. Treasury bills or money market funds that invest in U.S. Treasury bills, which contributes income and partial principal protection to each Buffered ETF’s return profile.

The table below describes, in conceptual terms, return outcomes of a Buffered ETF during each individual Investment Period, before fees and expenses. The Expected Returns would be lower if the fees and expenses of the Buffered ETF were included.

Returns of the Index	Expected Returns of a Buffered ETF
Appreciates	Returns will appreciate to a similar extent as the Index
Declines between 0% and -8%	Approximately 0%
Declines between -8% and -12% (or more)	Declines approximately 8% to 12% percentage points less than the Index (e.g., if the Index returns -35%, the Fund is designed to return -23% to -27% )

The chart below illustrates the hypothetical returns (before fees and expenses) that a Buffered ETF seeks to provide in certain illustrative scenarios for an investor that purchases its shares on the Initial Investment Day and holds them for the entire Investment Period. This chart does not take into account a Buffered ETF’s operating fees and expenses and assumes a buffer of 10%. There is no guarantee that a Buffered ETF will be successful in providing these investment outcomes for any Investment Period. The slight performance lag when compared to the Index, in the chart below, is attributable to the effect of the cost of the options.

Each Buffered ETF includes a mix of written (sold) put and purchased call options structured to seek to achieve the results described above. The Buffered ETFs are designed to seek to achieve the results described above for investments made on the Initial Investment Day and held until the last day of the Investment Period. Investments made on any day other than the Initial Investment Day may differ significantly, positively or negatively, from the results described above.

Hedged ETFs

While hedged ETFs can have a variety of investment return profiles, the adviser generally uses a quarterly bull hedge ETF (the Bull ETF), a quarterly bear hedge ETF (the Bear ETF), and/or an equity hedge ETF (the Equity Hedge ETF). The Bull ETF aims to provide the benefits of partial equity upside exposure while mitigating the risk posed by a decline in U.S. equity markets over rolling three-month periods. This strategy potentially results in growth with lower volatility and mitigated downside equity market risk (sometimes referred to as “tail risk”). The Bull ETF seeks to achieve its goals by combining: (1) an investment of substantially all its assets in a portfolio of short-term income-generating debt securities with (2) a modest investment in call options on securities or indexes that are representative of U.S. large capitalization companies. The Bear ETF aims to provide substantial protection of principal and generation of interest income while maintaining the potential to create positive returns in the event of a decline in U.S. equity markets over rolling three-month periods. This strategy potentially results in capital gains during high volatility environments. The Bear ETF seeks to achieve these goals by combining: (1) an investment of substantially all its assets in a portfolio of short-term income-generating debt securities with (2) a modest investment in put options on securities or indexes that are representative of U.S. large capitalization companies. The Bull ETF and the Bear ETF are designed to provide protection of at least 98% of principal on a quarter-to-quarter basis.

The Equity Hedge ETF aims to profit from equity market declines and subsequent reversals, with income as a secondary objective. The Equity ETF seeks to achieve its investment objectives by combining: (1) a long put strategy, implemented through total return swaps designed to increase in value under various market decline scenarios; (2) a long call strategy, implemented through total return swaps designed to increase in value under various positive equity return scenarios; and (3) a systematic reallocation mechanism that monetizes gains from the long put strategy and redeploys them to the long call strategy when market conditions warrant. Unlike the Bull ETF and Bear ETF, the Equity Hedge ETF does not seek to protect any particular level of principal.

The table below lists the Underlying ETFs used by the Fund.

#	Underlying ETF	Type
1	TrueShares Structured Outcome (January) ETF	Buffered
2	TrueShares Structured Outcome (February) ETF	Buffered
3	TrueShares Structured Outcome (March) ETF	Buffered
4	TrueShares Structured Outcome (April) ETF	Buffered
5	TrueShares Structured Outcome (May) ETF	Buffered
6	TrueShares Structured Outcome (June) ETF	Buffered
7	TrueShares Structured Outcome (July) ETF	Buffered
8	TrueShares Structured Outcome (August) ETF	Buffered
9	TrueShares Structured Outcome (September) ETF	Buffered
10	TrueShares Structured Outcome (October) ETF	Buffered
11	TrueShares Structured Outcome (November) ETF	Buffered
12	TrueShares Structured Outcome (December) ETF	Buffered
13	TrueShares Quarterly Bull Hedge ETF	Hedged
14	TrueShares Quarterly Bear Hedge ETF	Hedged
15	TrueShares Equity Hedge ETF	Hedged

The Fund may invest in other ETFs advised by the adviser that employ investment strategies similar to those of the Buffered and/or Hedged ETFs.

The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940, as amended, which means that the Fund may invest a higher percentage of its assets in a fewer number of issuers than is permissible for a “diversified” fund.

The Fund may engage in frequent trading of the Underlying ETFs’ shares.

Additional Information About the Fund’s Principal Risks. This section provides additional information regarding the principal risks described in the Fund Summary sections. Each risk described below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Each of the risks described below could have a negative impact on the Fund’s performance and trading prices.

●	Active Management Risk. The Fund’s judgments about an investment may prove to be incorrect or fail to have the intended results, which could adversely impact the Fund’s performance and cause it to underperform relative to its benchmark, or not to achieve its investment goal. Allocations among Buffered ETFs and Hedged ETFs may not produce capital appreciation or lower volatility; and may not be effective in protecting against loss.

●	Buffered Loss Risk. There can be no guarantee that a Buffered ETF will be successful in its strategy to provide buffer protection against Index losses if the Index decreases over the Investment Period by 8% to 12% or less. If the Index decreases over an Investment Period by more than 8% to 12%, the Fund may lose its entire investment in the Buffered ETF. The Fund may lose its entire investment in a Buffered ETF. Each Buffered ETF’s strategy seeks to deliver returns that track the Index (but will be less than that of the Index due to the Buffered ETFs’ operating expenses as reflected in the fee table; and the slight effect of the cost of the options used by a Buffered ETF), while limiting downside losses, if shares of the Buffered ETF are bought on its Initial Investment Day and held for the duration of the Investment Period. In the event the Fund purchases shares after the Initial Investment Day or sells shares prior to the end of the Investment Period, the buffer that a Buffered ETF seeks to provide may not be available. A Buffered ETF does not provide full protection of principal and is only designed to protect against declines of less than 8% to 12% in the value of the Index. The Fund may experience significant losses on its investment, including the loss of its entire investment.

●	Purchase and Sale Timing Risk. The Buffered ETFs are designed to protect against the first 8% to 12% (before fees and expenses and the small effect of the cost of the options) decline in the value of the Index and provide for participation in gains (before fees and expenses and the small effect of the cost of the options) of the Index, for an Investment Period. Because the options purchased and written by a Buffered ETF will expire on the next Initial Investment Day, if the Fund purchases or sell shares of a Buffered ETF on a date other than the Initial Investment Day or if the Fund holds shares of a Buffered ETF for more or less than the duration of the Investment Period, the value of the Fund’s investment may not be protected against the first 8% to 12% (before fees and expenses and the small effect of the cost of the options) Index losses and may not participate in any gain in the value of the Index. If the Fund purchases Buffered ETF shares during an Investment Period at a time when the Buffered ETF has decreased in value by 12% or more (before fees and expenses and the small effect of the cost of the options) from the value of the Buffered ETF on the Initial Investment Day, the Fund’s buffer with respect to that investment will essentially be zero (meaning the Fund can lose its entire investment). The value of the options purchased and written by a Buffered ETF is dependent on, among other factors, the value, implied volatility, and implied dividend rate of the Index and interest rates, any or all of which may vary, sometimes significantly, during the period from the most recent Initial Investment Day to the next Initial Investment Day. Consequently, the value of the Buffered ETF may not directly track changes in the value of the Index in between Initial Investment Days.

●	Sector Concentration Risk. Concentration risk is the possibility that securities within the same sector or group of sectors will decline in price due to sector-specific market or economic developments. If an Underlying ETF invests more heavily in a particular sector or group of sectors, the value of its shares, and thereby the Fund’s shares, may be especially sensitive to factors and economic risks that specifically affect such sector or group of sectors. As a result, the Underlying ETFs’ and the Fund’s share price may fluctuate more widely than the value of shares of a fund that invests in a broader range of sectors. Additionally, some industries could be subject to greater government regulation than other industries. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those industries.

●	Technology Sector Risk. Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a major effect on the value of the Underlying ETFs’ investments. The value of stocks of technology companies and companies that rely heavily on technology are particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, technology companies may face dramatic and often unpredictable changes in growth rates and competition.

●	Counterparty Risk. The Equity Hedge ETF invests in total return swaps with counterparties that are privately negotiated in the over-the-counter market. Counterparty risk is the risk that a counterparty (the other party to a transaction or an agreement or the party with whom the Equity Hedge ETF executes transactions) to a transaction with the Equity Hedge ETF may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. These swap contracts involve exposure to credit risk because contract performance depends, in part, on the financial condition of the counterparty. If the creditworthiness of the counterparty declines, the Equity Hedge ETF may not receive payments owed under the contract, or such payments may be delayed and the value of agreements with the counterparty can be expected to decline, potentially resulting in losses to the Equity Hedge ETF and the Fund. The Equity Hedge ETF may have substantial exposure to a single counterparty, which could result in the Equity Hedge ETF being more susceptible to the single counterparty’s ability to perform its obligations and/or to regulatory or economic occurrence affecting the counterparty.

●	Derivatives Risk. The Underlying ETFs’ use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index.

●	Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent the Fund from buying or selling certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.

●	Equity Market Risk. The Underlying ETFs invest in options on the Index or ETFs with an investment strategy significantly exposed to the performance of the Index, which are made up of common stocks. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including: expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic, public health, and banking crises. If you held common stock, or common stock equivalents, of any given issuer, you would generally be exposed to greater risk than if you held preferred stocks and debt obligations of the issuer because common stockholders, or holders of equivalent interests, generally have inferior rights to receive payments from issuers in comparison with the rights of preferred stockholders, bondholders, and other creditors of such issuers.

●	ETF Structure Risks. The Fund and Underlying ETFs are ETFs, and, as a result of an ETF’s structure, the Fund and the Underlying ETFs are exposed to the following risks (for purposes of this risk factor, all references to “Fund” include the Fund and the Underlying ETFs):

○	APs, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

○	Costs of Buying or Selling Shares. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors will also incur the cost of the difference between the price at which an investor is willing to buy Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid-ask spread.” The bid-ask spread varies over time for Shares based on trading volume and market liquidity, and the spread is generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity. Further, a relatively small investor base in the Fund, asset swings in the Fund, and/or increased market volatility may cause increased bid-ask spreads. Due to the costs of buying or selling Shares, including bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

○

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

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Fixed Income Securities Risk. Fixed income securities risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early or later than expected, potentially reducing the amount of interest payments or extending time to principal repayment). These risks could affect the value of a particular investment possibly causing an Underlying ETF’s share price and total return to be reduced and fluctuate more than other types of investments. When an Underlying ETF invests in fixed income securities the value of the Fund’s investment in the Underlying ETF will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. If the U.S. Federal Reserve’s Federal Open Market Committee (“FOMC”) raises the federal funds interest rate target, interest rates across the U.S. financial system may rise. However, the magnitude of rate changes across maturities and borrower sectors is uncertain. Rising rates may decrease liquidity and increase volatility, which may make portfolio management more difficult and costly to the Fund and its shareholders. Additionally, default risk increases if issuers must borrow at higher rates. Generally, these changing market conditions may cause an Underlying ETF’s share price to fluctuate or decline more than other types of equity investments.

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FLEX Options Risk. The Underlying ETFs will utilize FLEX options issued and guaranteed for settlement by the OCC. The Underlying ETFs bear the risk that the OCC will be unable to, or unwilling to, perform its obligations under the contracts. In the unlikely event that the OCC cannot meet their obligations, the Underlying ETFs and in turn, the Fund, could suffer significant losses. Additionally, FLEX options may become more illiquid than other securities, including traditional options. To the extent that the FLEX options may not be expected to experience regular trading, the FLEX options held by an Underlying ETFs may be valued based on a price quotation or other equivalent indication of value supplied by a pricing service, rather than based on a price last traded on an exchange. In less liquid markets for FLEX options, the Underlying ETFs may have difficulty entering into or closing out certain positions at designated times and/or prices. To the extent market participants are not willing or able to enter into FLEX option transactions with the Underlying ETFs at prices that reflect the market price of the Shares, the Underlying ETFs’ net asset value (“NAV”) and, in turn the share price of the Fund, could suffer significant losses. The Underlying ETFs may experience substantial downside from specific FLEX option positions, and some may expire worthless. As a FLEX option approaches its predetermined expiration date, its value typically moves in parallel with the value of its underlying reference asset. However, prior to such date, the value of the FLEX options may not increase or decrease at the same rate as the reference asset’s share price on a day-to-day basis. The value of the underlying FLEX options will be affected by many market factors, such as changes in the reference asset’s share price, interest rates, the volatility of the reference asset, and the remaining time to until the FLEX options expire.

●	Large-Capitalization Investing Risk. The Buffered ETFs’ and the Fund’s performance may be adversely affected if securities of large cap companies underperform securities of smaller-capitalization companies or the market as a whole. The securities of large cap companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

●	Limited History Risk. The Fund has a limited history of operations for investors to evaluate. Investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategies, may be unable to implement certain of its investment strategies or may fail to attract sufficient assets, any of which could result in the Fund being liquidated and terminated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such a liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.

●	Non-Diversification Risk. Because the Fund is non-diversified and may invest a greater portion of its assets in fewer issuers than a diversified fund, changes in the market value of a single portfolio holding could cause greater fluctuations in the Fund’s share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a single portfolio holding or a relatively small number of portfolio holdings to have a greater impact on the Fund’s performance.

●	Options Risk. The Underlying ETFs primarily purchase call options and write (sell) put options on securities and indexes. The Underlying ETFs may engage in these transactions to capture declines in the value of securities prices or an increase in the price of securities.

Put Options. When an Underlying ETF sells (writes) a put option, it receives a premium and the buyer of the put option receives the right to sell to the Underlying ETF the reference asset on which the option was written at a specified price at any time before the option expires or at expiration. A seller (writer) of a put option will lose money if the reference asset on which the option was written decreases in value to a level below the strike price of the sold option less the premium received. The seller of a put option is limited to losing the difference between the strike price less premium received and $0 reflecting a full loss of all value for the reference asset. A seller of an option can be liquidated if the value of the reference asset declines enough given there are no offsetting positions or enough capital to offset the unrealized losses. In a liquidation event, one should expect material realized losses.

Call Options. When an Underlying ETF purchases a call option, it receives, in return for the premium it pays, the right to buy from the writer of the option the underlying security at a specified price at any time before the option expires or at expiration. The Underlying ETF purchases call options in anticipation of an increase in the market value of securities. During the life of the call option, the Underlying ETF is able to buy the underlying security at the exercise price regardless of any increase in the market price of the underlying security. In order for a call option to result in a gain, the market price of the underlying security must exceed the sum of the exercise price, the premium paid, and transaction costs.

●	Swap Risk. The Equity Hedge ETF’s use of swaps involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Total return swaps are contracts that obligate one party to pay the other party an amount equal to the total return on a defined underlying asset or a non-asset reference during a specified period of time. The underlying asset might be a security or basket of securities or a non-asset reference such as a securities index. In return, the other party would make periodic payments based on a fixed or variable interest rate or on the total return from a different underlying asset or non-asset reference. The primary risks associated with total return swaps are credit risks (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the agreement or unfavorable changes occur to the underlying asset).

●	Turnover Rate Risk. A higher portfolio turnover will result in higher transactional and brokerage costs associated with the turnover, which may reduce the Fund’s return, unless the securities traded can be bought and sold without corresponding commission costs. Frequent trading of securities may also increase the Fund’s realized capital gains or losses, which may increase the taxes you pay as the Fund shareholder. The Fund is expected to have a high portfolio turnover rate.

●	Underlying Funds Risk. The Fund, as a shareholder of the Underlying ETFs, indirectly bears its proportionate share of any investment management fees and other expenses of the Underlying ETFs. Further, due to the fees and expenses paid by the Fund, as well as variations in the Fund’s actual allocations to the Underlying ETFs, the performance and income distributions of the Fund will not be the same as the performance and income distributions of the Underlying ETFs.

●	U.S. Government Risk. The U.S. Treasury market can be volatile, and the value of instruments correlated with these markets may fluctuate dramatically from day to day. U.S. Treasury obligations may provide relatively lower returns than those of other securities. Similar to other debt instruments, U.S. Treasury obligations are subject to debt instrument risk and interest rate risk. In addition, changes to the financial condition or credit rating of the U.S. Government may cause the value of U.S. Treasury obligations to decline.

Portfolio Holdings Information

Information about the Fund’s daily portfolio holdings is available at True-shares.com. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (“SAI”).

Management

Investment Adviser

TrueMark Investments, LLC (“TrueMark’) serves as the investment adviser to each Fund. The adviser is a SEC registered investment adviser with approximately $1.251 billion in assets under management as of December 31, 2025. Its principal office is located at 433 W Van Buren, Suite 1100-D, Chicago, Illinois 60607. TrueMark is controlled by TrueMark Group, LLC which in turn is controlled by RiverNorth Strategic Holdings, LLC.

Pursuant to the Investment Advisory Agreement, the Fund pays the adviser a unitary management fee, which is calculated daily and paid monthly, at an annual rate of 0.19% of the Fund’s average daily net assets. Out of the unitary management fee, the adviser has agreed to pay substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, securities lending and other non-distribution related services necessary for the Fund to operate, except for: the fee paid to the adviser pursuant to the Investment Advisory Agreement, interest charges on any borrowings, dividends and other expenses on securities sold short, taxes and related services, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, litigation expenses and other non-routine or extraordinary expenses.

The basis for the Board’s approval of the Funds’ Investment Advisory Agreement is available in the Funds’ semi-annual N-CSR filing for the period ended April 30, 2025.

Manager of Managers Structure

Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. This requirement also applies to the appointment of sub-advisers to the Fund. The Trust and the Adviser have received exemptive relief from the SEC (the “Order”), which permits the Adviser, subject to the approval of the Board of Trustees (“Board”), including the approval of the Trustees who are not interested persons of the Trust, as defined in the 1940 Act (the “Independent Trustees”), to hire, replace, and/or modify any existing or future sub-advisory agreement with sub-advisers (the “Manager-of-Managers Structure”). The Adviser, subject to the oversight of the Board, has the ultimate responsibility for overseeing the Fund’s sub-advisers and recommending their hiring, termination and replacement. It also provides relief from certain disclosure obligations with regard to sub-advisory fees paid by the Adviser (not the Fund). The Order is subject to various conditions, including that the Fund will notify shareholders and provide them with certain information required by the Order within 90 days of hiring a new sub-adviser. The sole initial shareholder of the Fund has approved the Fund’s operation under the Manager-of-Managers Structure as permitted by the Order.

The Manager-of-Managers Structure enables the Trust to operate with greater efficiency by not incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisers or sub-advisory agreements. Operation of the Fund under the Manager-of-Managers Structure does not permit management fees paid by the Fund to the Adviser to be increased without shareholder approval. Shareholders will be notified of any changes made to a sub-adviser or material changes to sub-advisory agreements within 90 days of the change.

Portfolio Manager

The individual responsible for the day-to-day management of the Fund’s portfolios is listed below.

Jeffrey Feldman. Mr. Feldman joined TrueMark Investments in 2024 and serves as a portfolio manager ("Portfolio Manager"). He is a member of the investment management team and is responsible for analysis, trading, and hedging of Fund investments. Mr. Feldman is a dual-employee of TrueMark Investments and RiverNorth Capital Management, LLC, where he serves as Quantitative Risk Manager. He spent the past 23 years as a head trader with Wolverine Trading where he managed quoting, execution, clearing and positions in a variety of asset classes including equities, options, OTC derivatives, commodities, FX and bonds. He also developed pricing models and hedging algorithms, executed hedges for ETF and index products and built Wolverine's low latency systematic trading equity book as well as its fixed income ETF algorithmic trading desk.

The Fund’s SAI provides additional information about the Portfolio Manager’s compensation structure, other accounts managed by the Portfolio Manager, and the Portfolio Manager’s ownership of Shares of the Fund.

How to Buy and Sell Shares

The Fund issues and redeems Shares at NAV only in Creation Units. Only APs may acquire Shares directly from the Fund, and only APs may tender their Shares for redemption directly to the Fund, at NAV. APs must be a member or participant of a clearing agency registered with the SEC and must execute a Participant Agreement that has been agreed to by the Distributor (defined below), and that has been accepted by each Fund’s transfer agent, with respect to purchases and redemptions of Creation Units. Once created, Shares trade in the secondary market in quantities less than a Creation Unit.

Most investors buy and sell Shares in secondary market transactions through brokers. Shares are listed for trading on the secondary market on the Exchange and can be bought and sold throughout the trading day like other publicly traded securities.

When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offer price in the secondary market on each leg of a round trip (purchase and sale) transaction. In addition, because secondary market transactions occur at market prices, you may pay more than NAV when you buy Shares and receive less than NAV when you sell those Shares.

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. DTC’s participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or “street name” through your brokerage account.

Frequent Purchases and Redemptions of Shares

The Fund imposes no restrictions on the frequency of purchases and redemptions of Shares. In determining not to approve a written, established policy, the Board evaluated the risks of market timing activities by Fund shareholders. Purchases and redemptions by APs, who are the only parties that may purchase or redeem Shares directly with the Fund, are an essential part of the ETF process and help keep Share trading prices in line with NAV. As such, the Fund accommodate frequent purchases and redemptions by APs. However, the Board has also determined that frequent purchases and redemptions for cash may increase tracking error and portfolio transaction costs and may lead to the realization of capital gains. To minimize these potential consequences of frequent purchases and redemptions, the Fund employs fair value pricing and may impose transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Fund in effecting trades. In addition, the Fund and the adviser reserve the right to reject any purchase order at any time.

Determination of NAV

The Fund’s NAV is calculated as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m. Eastern time, each day the NYSE is open for business. The NAV for the Fund is calculated by dividing the Fund’s net assets by its Shares outstanding.

In calculating its NAV, the Fund generally values its assets on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service or brokers who make markets in such instruments. If the foregoing information is not available for a security held by the Fund or is determined to be unreliable, the security will be valued at fair value estimates under guidelines established by the Board (as described below).

Fair Value Pricing

The adviser has been designated by the Board as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. In its capacity as valuation designee, the adviser has adopted procedures and methodologies to fair value Fund securities whose market prices are not “readily available” or are deemed to be unreliable. For example, such circumstances may arise when: (i) a security has been de-listed or has had its trading halted or suspended; (ii) a security’s primary pricing source is unable or unwilling to provide a price; (iii) a security’s primary trading market is closed during regular market hours; or (iv) a security’s value is materially affected by events occurring after the close of the security’s primary trading market.

Generally, when fair valuing a security held by the Fund, the adviser will take into account all reasonably available information that may be relevant to a particular valuation including, but not limited to, fundamental analytical data regarding the issuer, information relating to the issuer’s business, recent trades or offers of the security, general and/or specific market conditions and the specific facts giving rise to the need to fair value the security. Fair value determinations are made in good faith by the adviser and in accordance with the adviser’s fair value methodologies. Due to the subjective and variable nature of determining the fair value of a security or other investment, there can be no assurance that adviser’s fair value will match or closely correlate to any market quotation that subsequently becomes available or the price quoted or published by other sources. In addition, the adviser may not be able to obtain the fair value assigned to the security upon the sale of such security.

Delivery of Shareholder Documents – Householding

Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker- dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you are currently enrolled in householding and wish to change your householding status, please contact your broker-dealer.

Dividends, Distributions and Taxes

Dividends and Distributions

The Fund intends to pay out dividends, if any, annually. The Fund intends to distribute any net realized capital gains to its shareholders at least annually. The Fund will declare and pay capital gain distributions, if any, in cash. Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available. Your broker is responsible for distributing the income and capital gain distributions to you.

Taxes

The following discussion is a summary of some important U.S. federal income tax considerations generally applicable to investments in the Fund. Your investment in the Fund may have other tax implications. Please consult your tax advisor about the tax consequences of an investment in Shares, including the possible application of foreign, state, and local tax laws.

The Fund has elected and intends to qualify each year for treatment as a regulated investment company (a “RIC”) within the meaning of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If it meets certain minimum distribution requirements, a RIC is not subject to tax at the fund level on income and gains from investments that are timely distributed to shareholders. However, the Fund’s failure to qualify as a RIC or to meet minimum distribution requirements would result (if certain relief provisions were not available) in fund-level taxation and, consequently, a reduction in income available for distribution to shareholders.

Unless your investment in Shares is made through a tax-exempt entity or tax-advantaged account, such as an IRA plan, you need to be aware of the possible tax consequences when the Fund makes distributions, when you sell your Shares listed on the Exchange, and when you purchase or redeem Creation Units (APs only).

Taxes on Distributions

The Fund intends to distribute, at least annually, substantially all of its net investment income and net capital gains. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income or qualified dividend income. Taxes on distributions of capital gains (if any) are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her Shares. Sales of assets held by the Fund for more than one year generally result in long- term capital gains and losses, and sales of assets held by the Fund for one year or less generally result in short-term capital gains and losses. Distributions of the Fund’s net capital gain (the excess of net long-term capital gains over net short-term capital losses) that are reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains, which for non- corporate shareholders are subject to tax at reduced rates of up to 20% (lower rates apply to individuals in lower tax brackets). Distributions of short-term capital gain will generally be taxable as ordinary income. Dividends and distributions are generally taxable to you whether you receive them in cash or reinvest them in additional Shares.

Distributions reported by the Fund as “qualified dividend income” are generally taxed to non-corporate shareholders at rates applicable to long-term capital gains, provided holding period and other requirements are met. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that the Fund received in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market. Corporate shareholders may be entitled to a dividends received deduction for the portion of dividends they receive from the Fund that are attributable to dividends received by the Fund from U.S. corporations, subject to certain limitations.

Under recently issued final Treasury Regulations, a RIC that receives business interest income may pass through its net business interest income for purposes of the tax rules applicable to the interest expense limitations under Section 163(j) of the Code. A RIC’s total “Section 163(j) Interest Dividend” for a tax year is limited to the excess of the RIC’s business interest income over the sum of its business interest expense and its other deductions properly allocable to its business interest income. A RIC may, in its discretion, designate all or a portion of ordinary dividends as Section 163(j) Interest Dividends, which would allow the recipient shareholder to treat the designated portion of such dividends as interest income for purposes of determining such shareholder’s interest expense deduction limitation under Section 163(j). This can potentially increase the amount of a shareholder’s interest expense deductible under Section 163(j). In general, to be eligible to treat a Section 163(j) Interest Dividend as interest income, you must have held your shares in the Fund for more than 180 days during the 361-day period beginning on the date that is 180 days before the date on which the share becomes ex-dividend with respect to such dividend. Section 163(j) Interest Dividends, if so designated by the Fund, will be reported to your financial intermediary or otherwise in accordance with the requirements specified by the Internal Revenue Service (“IRS”).

Shortly after the close of each calendar year, you will be informed of the amount and character of any distributions received from the Fund.

In general, your distributions are subject to federal income tax for the year in which they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year. Distributions are generally taxable even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the Shares’ NAV when you purchased your Shares).

You may wish to avoid investing in the Fund shortly before a dividend or other distribution, because such a distribution will generally be taxable even though it may economically represent a return of a portion of your investment.

If you are neither a resident nor a citizen of the United States or if you are a foreign entity, distributions (other than Capital Gain Dividends) paid to you by the Fund will generally be subject to a U.S. withholding tax at the rate of 30%, unless a lower treaty rate applies. Gains from the sale or other disposition of your Shares generally are not subject to U.S. taxation, unless you are a nonresident alien individual who is physically present in the U.S. for 183 days or more per year. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Different tax consequences may result if you are a foreign shareholder engaged in a trade or business within the United States or if a tax treaty applies.

Under legislation generally known as “FATCA” (the Foreign Account Tax Compliance Act), the Fund is required to withhold 30% of certain ordinary dividends it pays to shareholders that are foreign entities and that fail to meet prescribed information reporting or certification requirements.

The Fund (or a financial intermediary, such as a broker, through which a shareholder owns Shares) generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has underreported dividend or interest income, or who fails to certify that he, she or it is not subject to such withholding.

Taxes When Fund Shares are Sold on the Exchange

Any capital gain or loss realized upon a sale of Shares generally is treated as a long-term capital gain or loss if Shares have been held for more than one year and as a short-term capital gain or loss if Shares have been held for one year or less. However, any capital loss on a sale of Shares held for six months or less is treated as long-term capital loss to the extent of Capital Gain Dividends paid with respect to such Shares. Any loss realized on a sale will be disallowed to the extent Shares of the Fund are acquired, including through reinvestment of dividends, within a 61-day period beginning 30 days before and ending 30 days after the disposition of Shares. The ability to deduct capital losses may be limited.

The cost basis of Shares of the Fund acquired by purchase will generally be based on the amount paid for the Shares and then may be subsequently adjusted for other applicable transactions as required by the Code. The difference between the selling price and the cost basis of Shares generally determines the amount of the capital gain or loss realized on the sale or exchange of Shares. Contact the broker through whom you purchased your Shares to obtain information with respect to the available cost basis reporting methods and elections for your account.

Taxes on Purchases and Redemptions of Creation Units

An AP having the U.S. dollar as its functional currency for U.S. federal income tax purposes who exchanges securities for Creation Units generally recognizes a gain or a loss. The gain or loss will be equal to the difference between the value of the Creation Units at the time of the exchange and the exchanging AP’s aggregate basis in the securities delivered, plus the amount of any cash paid for the Creation Units. An AP who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanging AP’s basis in the Creation Units and the aggregate U.S. dollar market value of the securities received, plus any cash received for such Creation Units. The IRS may assert, however, that a loss that is realized upon an exchange of securities for Creation Units may not be currently deducted under the rules governing “wash sales” (for an AP who does not mark-to-market their holdings), or on the basis that there has been no significant change in economic position. APs exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible. Any gain or loss realized upon a creation or redemption of Creation Units will be treated as capital or ordinary gain or loss, depending on the circumstances. Any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if Shares have been held for more than one year and as a short-term capital gain or loss if Shares have been held for one year or less.

The Fund may include a payment of cash in addition to, or in place of, the delivery of a basket of securities upon the redemption of Creation Units. The Fund may sell portfolio securities to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize investment income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in-kind. As a result, the Fund may be less tax efficient if it includes such a cash payment in the proceeds paid upon the redemption of Creation Units.

Net Investment Income Tax

U.S. individuals with income exceeding specified thresholds are subject to a 3.8% tax on all or a portion of their “net investment income,” which includes interest, dividends, and certain capital gains (generally including capital gains distributions and capital gains realized on the sale of Shares). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state and local tax on Fund distributions and sales of Shares. Consult your personal tax advisor about the potential tax consequences of an investment in Shares under all applicable tax laws. For more information, please see the section entitled “Federal Income Taxes” in the SAI.

Distribution

Paralel Distributors LLC (the “Distributor”) serves as the Fund’s principal underwriter. The Distributor is a broker-dealer registered with the SEC. The Distributor distributes Creation Units for the Fund on an agency basis and does not maintain a secondary market in Shares. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 1700 Broadway, Suite 2100, Denver, Colorado 80290.

Premium/Discount Information

Information regarding how often Shares of the Fund trades on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund is available on the Fund’s website at True-shares.com.

OTHER INFORMATION AND Additional Notices

Certain Conditions on Shareholder Legal Actions

Pursuant to the Trust’s primary governing document, the Second Amended and Restated Agreement and Declaration of Trust, shareholders wishing to pursue a derivative action (a suit brought by a shareholder on behalf of the Fund) are subject to various conditions including that: (i) the Trustees must have a reasonable amount of time to assess the complaining shareholders’ request for action, (ii) at least 10% of shareholders of the Fund must participate in the action (except with respect to claims arising under federal securities laws), and (iii) complaining shareholders must undertake to pay the expenses of advisers that the Trustees engage in consideration of whether to bring an action in the event the Trustees determine not to bring an action (except with respect to claims arising under federal securities laws).

In addition, shareholders wishing to pursue a derivative action (except with respect to claims arising under federal securities law) must bring the compliant all shareholder legal complaints must be brought in the courts of the Court of Chancery of the State of Delaware, or if such court does not have subject matter jurisdiction, any other court with appropriate subject matter jurisdiction in the State of Delaware. For non-federal securities laws claims, this requirement may be inconvenient for some shareholders and may cause such claims to be made in a less favorable forum than otherwise may have been made.

Additional Notices

Shares are not sponsored, endorsed, or promoted by the Exchange. The Exchange makes no representation or warranty, express or implied, to the owners of the Shares. The Exchange is not responsible for, nor has it participated in, the determination of the timing of, prices of, or quantities of the Shares to be issued, nor in the determination or calculation of the equation by which the Shares are redeemable. The Exchange has no obligation or liability to owners of the Shares in connection with the administration, marketing, or trading of the Shares.

Without limiting any of the foregoing, in no event shall the Exchange have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.

Neither the adviser nor the Fund make any representation or warranty, express or implied, to the owners of Shares or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly.

Financial Highlights

The financial highlights tables are intended to help you understand the Funds’ financial performance for each fiscal period shown. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the respective Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Cohen & Company, Ltd. ("Cohen & Co") the Funds’ independent registered public accounting firm, whose report, along with the financial statements, are included in the Funds’ Form N-CSR dated October 31, 2025, which is available upon request and free of charge by calling the Funds’ Distributor at 1.877.774.TRUE (8783).

TrueShares Seasonality Laddered Buffered ETF

FINANCIAL HIGHLIGHTS

	For the Period
	January 24, 2025
	(Commencement of
	Operations) through
	October 31, 2025(a)
Net Asset Value, Beginning of Period	$25.06

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(b)	(0.03)
Net realized and unrealized gain on investments	1.99
Total from Investment Operations	1.96

Net Increase in net asset value	1.96
Net Asset Value - End of Period	$27.02
TOTAL RETURN(c)	7.83%

RATIOS AND SUPPLEMENTAL DATA:(d)
Net Assets, end of period (000s)	$126,433
Ratio of net operating expenses to average net assets	0.19	%(e)
Ratio of net investment (loss) to average net assets	(0.18	%)(e)
Portfolio turnover rate(f)(g)	136%

(a)	The net asset value at the beginning of the period represents initial shares outstanding on January 24, 2025 (Commencement of Operations).
(b)	Calculated based on the average number of Fund shares outstanding during each fiscal period.
(c)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested. Total return calculated for a period of less than one year is not annualized.
(d)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented on the Schedule of Investments.
(e)	Annualized.
(f)	Portfolio turnover rate for periods less than one full year have not been annualized.
(g)	Excludes the impact of in-kind transactions.

PRIVACY NOTICE

Privacy Statement

Pursuant to SEC Regulation S-P (Privacy of Consumer Financial Information) the Trustees of the Elevation Series Trust (the “Trust”) has established the following policy regarding information about the Trust’s shareholders. We consider all shareholder data to be private and confidential, and we hold ourselves to the highest standards in its safekeeping and use.

General Statement

The Trust may collect nonpublic information (e.g., your name, address, e mail address, Social Security Number, Trust holdings (collectively, “Personal Information”)) about shareholders from transactions in Trust shares. The Trust will not release Personal Information about current or former shareholders (except as permitted by law) unless one of the following conditions is met: we receive your prior written consent; (ii) we believe the recipient to be you or your authorized representative; (iii) to service or support the business functions of the Trust (as explained in more detail below), or (iv) we are required by law to release Personal Information to the recipient. The Trust have not and will not in the future give or sell Personal Information about their current or former shareholders to any company, individual, or group (except as per mitted by law) and as otherwise provided in this policy.

The Trust may make certain electronic services available to their shareholders and may solicit your email address and contact you by email, telephone or US mail regarding the availability of such services. The Trust may also contact shareholders by email, telephone or US mail in connection with these services, such as to confirm enrollment in electronic shareholder communications or to update your Personal Information. In no event will the Trust transmit your Personal Information via email without your consent.

Use of Personal Information

The Trust will only use Personal Information (i) as necessary to service or maintain shareholder accounts in the ordinary course of business and (ii) to support business functions of the Trust and their affiliated businesses. This means that the Trust may share certain Personal Information, only as per mitted by law, with affiliated businesses of the Trust, and that such information may be used for non-Trust-related solicitation. When Personal Information is shared with the Trust’s business affiliates, the Trust may do so without providing you the option of preventing these types of disclosures as permitted by law.

Safeguards Regarding Personal Information

Internally, we also restrict access to Personal Information to those who have a specific need for the records. We maintain physical, electronic, and procedural safeguards that comply with Federal standards to guard Personal Information. Any doubts about the confidentiality of Personal Information, as required by law, are resolved in favor of confidentiality.

Adviser	TrueMark Investments, LLC 433 W. Van Buren, Suite 1100-D Chicago, Illinois 60607	Distributor	Paralel Distributors LLC 1700 Broadway, Suite 2100 Denver, Colorado 80290
Custodian, Transfer Agent	State Street One Lincoln Street, Boston, Massachusetts 02111	Fund Accountant and Administrator	Paralel Technologies LLC 1700 Broadway, Suite 2100 Denver, Colorado 80290
Legal Counsel	Thompson Hine LLP 41 S. High Street, Suite 1700 Columbus, Ohio 43215	Independent Registered Public Accounting Firm	Cohen & Company, Ltd. 8101 East Prentice Ave., Suite 750 Greenwood Village, CO 80111

The Fund’s SAI provides additional details about the investments of the Fund and certain other additional information. A current SAI dated February 27, 2026 is on file with the SEC and is herein incorporated by reference into this Prospectus. It is legally considered a part of this Prospectus.

Annual/Semi-Annual Reports: Additional information about the Fund's investments will be available in the Fund's annual and semi-annual reports to shareholders, including annual and semi-annual tailored shareholder reports, and in Form N-CSR. In the annual tailored shareholder report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance.

To make shareholder inquiries, for more detailed information on the Fund, or to request the SAI, annual or semi-annual shareholder reports or Form N-CSR free of charge, please call the Fund’s Distributor at 1.877.774.TRUE (8783). Free copies of the Fund’s shareholder reports, Prospectus, and SAI are also available from our website at True-shares.com.

Shareholder reports and other information about the Fund is also available, free of charge, on the EDGAR Database on the SEC’s website at www.sec.gov and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

No person is authorized to give any information or to make any representations about the Fund and its Shares not contained in this Prospectus and you should not rely on any other information. Read and keep this Prospectus for future reference.

SEC Investment Company Act File No. 811-23812